Exhibit 99.1

Oxford Resource Partners, LP Chuck Ungurean, CEO & President Jeff Gutman, SVP, CFO & Treasurer Brian Meilton, Investor Relations November 11, 2010

2 Forward-Looking Statements, Risk Factors and Non-GAAP Financial Measures Some of the information in this presentation may contain forward-looking statements. These statements can be identified by the use of forward-looking terminology including "will," "may," "believe," "expect," "anticipate," "estimate," "continue," or other similar words. These statements discuss future expectations, contain projections of financial condition or of results of operations, or state other "forward-looking" information. These forward-looking statements involve risks and uncertainties. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our prospectus dated July 13, 2010. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Actual results may differ materially from those projected. You are strongly encouraged to closely consider the additional disclosures contained in our prospectus, including the risk factors beginning on page 23 thereof. You may access a copy of our prospectus at www.oxfordresources.com. In this presentation, we present Adjusted EBITDA, a non-GAAP financial measure that we use in our business as it is an important supplemental measure of our performance. We believe Adjusted EBITDA provides useful information to investors to assess (i) our financial performance without regard to financing methods, capital structure or income taxes; (ii) our ability to generate cash sufficient to pay interest on our indebtedness and to make distributions to our unitholders and our general partner; (iii) our compliance with certain financial covenants applicable to our credit facility; and (iv) our ability to fund capital expenditure projects from operating cash flow. Adjusted EBITDA represents net income (loss) attributable to our unitholders before interest, taxes, DD&A, gain from purchase of business, contract termination and amendment expenses, net, amortization of below-market coal sales contracts, non-cash equity compensation expense, non-cash gain or loss on asset disposals and the change in the fair value of our future ARO. Adjusted EBITDA should not be considered an alternative to net income (loss) attributable to our unitholders, income from operations, cash flows from operating activities or any other measure of performance presented in accordance with GAAP. Adjusted EBITDA excludes some, but not all, items that affect net income (loss) attributable to our unitholders, income from operations and cash flows, and these measures may vary among other companies. Therefore, Adjusted EBITDA as presented in this presentation may not be comparable to similarly titled measures of other companies.

3 Oxford Investment Highlights ? Positioned in a Rapidly Growing Scrubber Market Cash Flow Stability Through Significantly Contracted Tonnage Diverse Asset Base with Strategically Located Infrastructure Focused on Surface Mining - No Mountaintop Removal Mining Low Cost Producer with Large Scale Equipment and Non-union Workforce Excellent Environmental and Safety Track Record Successful History of Reserve Base and Production Growth Experienced Management Team with Significant Founder Ownership Attractive Distribution Yield Relative to Peers ? ? ? ? ? ? ? ?

Leading Producer of Surface Mined Coal in NAPP / ILB

- Diverse asset base with 8 mining complexes comprised of 18 individual mines
- 92 million tons of reserves located in eastern Ohio (NAPP) and western Kentucky (ILB)
- Current annual run-rate production of ~8 mt
- Strategically located in close proximity to customers in 6-state region
- Among lowest cost producers in region
- Over 800 non-union employees
- Company and predecessors operating since 1985

Northern App (NAPP)

- 7 complexes
- 14 mines
- ~6 mt annual production



IL
IN
OH
PA
WV
KY

Illinois Basin (ILB)

- 1 complex
- 4 mines
- ~2 mt annual production

Oxford Resource Partners

4

Reliability Matters

5 Top 20 Domestic Coal Producer *Source: Boyd and MSHA; 2009 production data, Oxford is pro forma Phoenix acquisition. #14 - U.S. Surface #18 - Total U.S. #14 - U.S. Surface Mining Only #11 - Total East of Mississippi River #5 - East of Mississippi River Surface Only

6 Strategic Regional System of Assets

7 Coal is the Dominant Fuel Source in our Market Source: EIA and J.T. Boyd. We market the majority of the coal we produce to base-load, scrubbed power plants Coal fuels, on average, nearly 70% of electricity generation in our market versus 38% for the rest of the U.S. Outlook for steam coal in our market is strong % Coal-Fired Generation by States in Our Primary Market Area

8 Our Region Expected to Offset CAPP Declines Central Appalachia ("CAPP") steam coal supply declines due to: Regulatory / permitting environment Increased operating costs Reserve depletion Increasingly complex geology Increased exports Steam-to-met switching Regional Production Forecasts CAPP Coal Shipments to Power Plants Source: EIA and J.T. Boyd. (Tons in millions) Down 54% Up 36% Up 43%

9 Lower Risk / Cost Surface Mining We deploy some of the largest equipment east of the Mississippi River Highwall miner and auger technologies lower costs and increase recoverable tons Experienced, non-union workforce with minimal legacy liabilities No mountaintop removal mining required for NAPP and ILB operations Location of infrastructure and river terminals reduces transportation costs

10 Excellent Environmental and Safety Record 2006 - 2009 MSHA reportable incident rate on average 14.4% lower than national rate for surface mines Received numerous awards for safety and environmental performance from the following agencies: McConnell Reclamation Site - New Athens, Ohio

11 Our Long-Term Growth Strategy Current Operations Targeting 60 million tons of reserves in NAPP and ILB Reserve Acquisition Methodology Prudently Grow Distribution

12 History of Successful Reserve Acquisitions Year-to-date, we have acquired 7.4 million tons of proven and probable coal reserves compared to raw production of 5.8 million tons, or a reserve replacement ratio of 128% 1985 1989 1990 1993 1999 2000 2003 2007 2009 Ohio Mining Operations Kentucky Mining Operations 2006 Note: Timeline reflects date Oxford began mining operations at each respective complex. Oxford formed initially as a contract miner Harrison Plainfield Belmont Tuscarawas Acquired Phoenix Coal assets Oxford transitions to independent producer New Lexington Cadiz AIM Investment Noble 91.6mt 0mt

13 Phoenix Coal: Our Entry into ILB Acquired in western Kentucky from Phoenix Coal on September 30, 2009 Provided us with entry into the ILB Surface mineable reserves 24.6 million tons of coal reserves* Production of 0.4 million tons during each of the last four quarters Received 7.3 million ton Rose-France permit in late September, 55% target levels in Q4 and full production by the end of Q1 2011 Strategic transportation asset Application of our operating philosophy from NAPP to ILB operations Add larger scale equipment Improve worker productivity Eliminate excess overhead Improve productive capacity Overview Kentucky Mining Operations * Includes approximately 5 million tons acquired subsequent to the Phoenix Coal acquisition.

Our Strong Financial Foundation is Key

Cash Flow Stability
- Highly contracted portfolio
- Low-cost, flexible operations
- Cost pass through provisions

Upside Potential
- Re-pricing opportunities
- Scale drives productivity
- Acquisition of production and reserves

Financial Strength (1)
- Undrawn debt capacity of ~$83mm (2)
- Availability under revolver of ~$43mm (2)
- LTM leverage ratio of ~ 1.9x
- Minimal legacy liabilities

Distributable Cash Flow Growth

Oxford Resource Partners

1. Data at 9/30/10
2. Debt capacity and availability under $115 million revolver.

14

Reliability Matters

15 * Sales portfolio is as of September 30, 2010. Run-rate assumes 8.2 million tons of coal sales. Contracted Sales Portfolio: Built-In Revenue Growth Coal Sales Revenue ($ millions) and Average Price per Ton Run-Rate Total Revenue 80.1% if tons under negotiation are executed

16 Applying Contract Strategy to Kentucky Assets 71% 98% Recent Contract Activity * Sales portfolio is as of September 30, 2010. 100% 103% 42% 33%

$50.8 17 Summary Financial Profile Revenue Coal Sales Coal Production 1. Historical Adjusted EBITDA as stated in our Company filings, LTM Adjusted EBITDA as defined in our Credit Agreement. 2. Represents a non-recurring price increase as discussed in recent Company filings. Adjusted EBITDA 1 ($ in millions) ($ in millions) (Tons in millions) (Tons in millions)

Low Leverage Relative to U.S. Coal Peers Source: Company filings - mix data based on production when available or coal sales when production not available. LTM data as of June 30, 2010, Except Oxford data, which is as of September 30, 2010. Oxford debt represents our outstanding borrowings under our Credit Facility. 1. Pro forma. (1) 100% Surface, Non-MTR, No CAPP Production Total Debt / LTM Adjusted EBITDA ($ in millions) 18

Attractive Yield Relative to Peer Group Data as of November 5, 2010. 19 10-Year Treasury Yield 2.6% 510 basis point spread

20 Conclusion ? Positioned in a Rapidly Growing Scrubber Market Cash Flow Stability Through Significantly Contracted Tonnage Diverse Asset Base with Strategically Located Infrastructure Focused on Surface Mining - No Mountaintop Removal Mining Low Cost Producer with Large Scale Equipment and Non-union Workforce Excellent Environmental and Safety Track Record Successful History of Reserve Base and Production Growth Experienced Management Team with Significant Founder Ownership Attractive Distribution Yield Relative to Peers ? ? ? ? ? ? ? ?

QUESTIONS? Oxford Resource Partners, LP NYSE: OXF www.oxfordresources.com